EXECUTION COPY

Navistar Financial Corporation Navistar Financial Retail Receivables Corporation 425 N Martingale Road Suite 1800 Schaumburg, Illinois 60173 Re: Waiver Ladies/Gentlemen:	December 6, 2007

Please refer to the Receivables Purchase Agreement, dated as of July 30, 2004 (as in effect on the date hereof, the "Receivables Purchase Agreement") among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, Thunder Bay Funding, LLC, as Company, and Royal Bank of Canada, as Agent. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Receivables Purchase Agreement.

The Receivables Purchase Agreement requires, among other things, the following:

(i) Section 5.1(a) requires that the Servicer deliver to the Agent (x) within 120 days after the close of each fiscal year, a copy of the annual report for the Servicer for such fiscal year on Form 10-K (the "10-K Delivery Requirement") and (y) within 45 days after the close of the first three quarterly periods of a fiscal year, a copy of the quarterly report for the Servicer for such fiscal year on form 10-Q (the "10-Q Delivery Requirement"); and

(ii) Section 6.10 requires that on or before February 1 of each year, beginning February 1, 2005, the Servicer shall cause a firm of independent accountants to deliver to the Agent an independent Accountant's Report for the preceding fiscal year (the "IndependentAccountant's Report Delivery Requirement").

For (x) the fiscal years ended on October 31, 2005 (the "2005 Fiscal Year") and October 31, 2006 (the "2006 Fiscal Year"), the Servicer has failed to satisfy the 10-K Delivery Requirement and has failed to satisfy the Independent Accountant's Report Delivery Requirement and (y) the fiscal year ended on October 31, 2007 (the "2007 Fiscal Year"), the Servicer expects to fail to satisfy the 10-K Delivery Requirement and expects to fail to satisfy the Independent Accountant's Report Delivery Requirement.

Additionally, the Servicer has notified the Agent that it (i) has failed to timely file its annual reports on Form 10-K for the 2005 Fiscal Year and the 2006 Fiscal Year with the Securities and Exchange Commission in accordance with the Securities and Exchange Act of

1934, (ii) has failed to timely file quarterly reports on Form 10-Q for all of its fiscal quarters in 2006 and 2007 with the Securities Exchange Commission in accordance with the Securities Exchange Act of 1934, and (iii) expects to fail to timely file its annual report on Form 10-K for the 2007 Fiscal Year and expects to fail to timely file one or more of its quarterly reports on Form 10-Q for fiscal quarters in 2008 with the Securities and Exchange Commission in accordance with the Securities and Exchange Act of 1934 (the occurrence of any such failure, a "Periodic Reporting Failure").

The Servicer has requested that the Agent waive any potential Servicer Defaults arising from the matters described above. The Agent hereby agrees to waive the occurrence of any Servicer Defaults to the extent described below.

1.  The Agent hereby waives any Servicer Default arising solely from the failure to satisfy the 10-K Delivery Requirements for the 2005 Fiscal Year, the 2006 Fiscal Year and the 2007 Fiscal Year; provided that this waiver shall only remain effective until November 30, 2008 unless the Servicer shall have satisfied the 10-K Delivery Requirements for the 2005 Fiscal Year, the 2006 Fiscal Year and the 2007 Fiscal Year prior to such date.

2.  The Agent hereby waives any Servicer Default arising solely from the failure to satisfy the 10-Q Delivery Requirements for any fiscal quarter in the 2006 fiscal year of the Servicer, any fiscal quarter in the 2007 fiscal year of the Servicer and any fiscal quarter in the 2008 fiscal year of the Servicer; provided that this waiver shall only remain effective until November 30, 2008 unless the Servicer shall have satisfied the 10-Q Delivery Requirements for each fiscal quarter in the 2006, 2007 and 2008 fiscal year of the Servicer prior to such date.

3.  The Agent hereby waives any Servicer Default arising under Section 5.1(c) of the Receivables Purchase Agreement from any Periodic Reporting Failure; provided that this waiver shall only remain effective until November 30, 2008 unless the Servicer shall have caused the annual reports and quarterly reports giving rise to any Periodic Reporting Failure to be filed with the Securities and Exchange Commission prior to such date.

4.  The Agent hereby waives any Servicer Default arising solely from the failure of the Servicer to satisfy the Independent Accountant's Report Delivery Requirements; provided that this waiver shall only remain effective until November 30, 2008 unless the Servicer shall have satisfied each Independent Accountant's Report Delivery Requirement prior to such date.

The Agent hereby expressly reserves, and nothing herein shall be construed as a waiver of, (i) any Servicer Default specified in paragraphs 1, 2, 3 and 4 above, to the extent that the effectiveness of the waiver of such Servicer Default shall lapse as described therein and (ii) any rights with respect to any breach constituting a Servicer Default or Potential Servicer Default existing or arising for any other reason.

This waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same waiver. This waiver shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State.

IN WITNESS WHEREOF, the undersigned has caused this waiver to he duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                  ROYAL BANK OF CANADA, Agent

                 Name:  /s/ DENHAM O. TURTON
                                                                                                         By:            Denham O. Turton
                 Title:         Authorized Signatory

Acknowledged and Agreed:

NAVISTAR FINANCIAL CORPORATION

Name:  /s/ JOHN V. MULVANEY, SR.
    By:             John V. Mulvaney, Sr.
Title:          Authorized Signatory

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

Name:  /s/ JOHN V. MULVANEY, SR.
    By:             John V. Mulvaney, Sr.
Title:          Authorized Signatory

[Signature Page to Waiver Letter (2004 Transaction)

(Expires November 30, 2008))